SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2007

MORGAN STANLEY
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-11758		36-3145972
(Commission File Number)		(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 31, 2007, Morgan Stanley, a Delaware corporation (the “Company”), authorized a Form of Euro Senior Registered Floating Rate Note for the issuance of notes using such form under the Company’s Senior Indenture dated November 1, 2004 between the Company and The Bank of New York (as successor Trustee to JPMorgan Chase Bank, N.A.), as Trustee.  This Form of Euro Senior Registered Floating Rate Note shall be incorporated by reference as an exhibit to the Company’s registration statement on Form S−3 (File No. 333-131266).

A copy of the Form of Euro Senior Registered Floating Rate Note is attached as an exhibit hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The following exhibit is part of this Report on Form 8-K:

4.1	Form of Euro Senior Registered Floating Rate Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date:	May 31, 2007	By:	/s/ W. Gary Beeson
			Name:	W. Gary Beeson
			Title:	Assistant Secretary and Counsel